Exhibit 10.3

Confidential Treatment has been requested for the redacted portions of this agreement. The redactions are indicated with six asterisks (******). A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

Execution Version

SIXTH AMENDMENT

TO

THIRD AMENDED AND RESTATED OMNIBUS AGREEMENT

AMONG

EXTERRAN HOLDINGS, INC.

EXTERRAN ENERGY SOLUTIONS, L.P.

EXTERRAN GP LLC

EXTERRAN GENERAL PARTNER, L.P.

EXTERRAN PARTNERS, L.P.

AND

EXLP OPERATING LLC

SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED

OMNIBUS AGREEMENT

This Sixth Amendment (this “Amendment”) to the Third Amended and Restated Omnibus Agreement is entered into on, and effective as of, April 17, 2015 (the “Effective Date”), and is by and among Exterran Holdings, Inc., a Delaware corporation (“Exterran”), Exterran Energy Solutions, L.P., a Delaware limited partnership (“EESLP”), Exterran GP LLC, a Delaware limited liability company (“GP LLC”), Exterran General Partner, L.P., a Delaware limited partnership (the “General  Partner”), Exterran Partners, L.P., a Delaware limited partnership (the “Partnership”), and EXLP Operating LLC, a Delaware limited liability company (the “Operating Company”).  The above-named entities are sometimes referred to in this Amendment collectively as the “Parties.”

RECITALS:

The Parties entered into that certain Third Amended and Restated Omnibus Agreement dated as of June 10, 2011, as amended by that certain First Amendment to the Third Amended and Restated Omnibus Agreement dated as of March 8, 2012, that certain Second Amendment to the Third Amended and Restated Omnibus Agreement dated as of March 31, 2013, that certain Third Amendment to the Third Amended and Restated Omnibus Agreement dated as of April 10, 2014, that certain Fourth Amendment to the Third Amended and Restated Omnibus Agreement dated as of August 15, 2014 and that certain Fifth Amendment to the Third Amended and Restated Omnibus Agreement dated as of February 23, 2015 (as so amended, the “Omnibus Agreement”).

The Parties desire to amend the Omnibus Agreement to restate Exhibits 5 and 6 to, among other things, reflect the Exterran Customers and Partnership Customers, respectively, upon consummation of the Transaction.

The Conflicts Committee of the Board of Directors of GP LLC has approved the form, terms and substance of this Amendment in accordance with the requirements set forth in Section 8.6 of the Omnibus Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.             Omnibus Agreement Amendment.

(a)           The Omnibus Agreement is hereby amended by replacing Exhibits 5 and 6 with the respective Exhibits attached to this Amendment.

2.             Acknowledgement.  Except as amended hereby, the Omnibus Agreement shall remain in full force and effect as previously executed, and the Parties hereby ratify the Omnibus Agreement as amended hereby.

3.             Counterparts.   This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties hereto and delivered (including by facsimile) to the other Parties.

[Signature page follows.]

2

IN WITNESS WHEREOF, the Parties have executed this Amendment on, and effective as of, the date first set forth above.

EXTERRAN HOLDINGS, INC.

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Senior Vice President and Chief Financial Officer

EXTERRAN ENERGY SOLUTIONS, L.P.

By:	/s/ Jon C. Biro
Name:	Jon C. Biro
Title:	Senior Vice President and Chief Financial Officer

EXTERRAN GP LLC

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

EXTERRAN GENERAL PARTNER, L.P.

By:	Exterran GP LLC,
its general partner

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

[Signature page to the Sixth Amendment to the Third Amended and Restated Omnibus Agreement]

EXTERRAN PARTNERS, L.P.

By:	Exterran General Partner, L.P.,
its general partner

By:	Exterran GP LLC,
its general partner

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

EXLP OPERATING LLC

By:	/s/ David S. Miller
Name:	David S. Miller
Title:	Senior Vice President and Chief Financial Officer

[Signature page to the Sixth Amendment to the Third Amended and Restated Omnibus Agreement]

Certain Exterran Customers	EXHIBIT 5

******

Certain Partnership Customers	EXHIBIT 6

******